Income Taxes (Tables)	12 Months Ended
Dec. 31, 2025
Notes to Consolidated Financial Statements [Abstract]
Summary of Provision for Income Taxes
	2025	2024
Current income tax
Tax expense for current year	491	409
Adjustments in respect of prior years	11	(4)
Total current income tax expense	502	405
Deferred income tax
Origination and reversal of temporary differences	235	41
Adjustments in respect of prior years	7	(10)
Change in recognition of tax losses and deductible temporary differences	8	‐
Total deferred income tax expense	250	31
Income tax expense included in net earnings	752	436

Summary of Total Income Tax Expense

The provision for income taxes differs from the amount that would have resulted from applying the Canadian statutory income tax rates to earnings before income taxes as follows:

	2025	2024
Earnings (loss) before income taxes
Canada	1,182	699
United States	1,089	709
Australia	162	169
Other	616	(441)
	3,049	1,136
Canadian federal and provincial statutory income tax rate (%)	27	27
Income tax at statutory rates	823	307
Adjusted for the effect of:
Impact of foreign tax rates	(181)	(151)
Non-taxable income	(43)	(49)
Production-related deductions	(37)	(44)
Withholding taxes	91	50
Current year losses for which no deferred tax asset is recognized	42	300
Change in estimates related to prior years	24	(19)
Non-deductible expenses	4	19
Tax authority examinations	1	12
Other	28	11
Income tax expense included in net earnings	752	436

Summary of Deferred Income Tax Assets (Liabilities)

			Deferred income tax (recovery)
	Deferred income tax (assets)		expense recognized
	liabilities		in net earnings
As at December 31	2025	2024	2025	2024
Deferred income tax assets
Asset retirement obligations and accrued environmental costs	(410)	(411)	1	(11)
Lease liabilities	(313)	(304)	(9)	(1)
Tax loss and other carryforwards	(164)	(334)	170	9
Pension and other employment benefits	(141)	(96)	(48)	5
Inventories	(102)	(99)	(3)	10
Trade, other payables and accrued liabilities	(102)	(102)	‐	(6)
Long-term debt	(82)	(88)	6	10
Receivables	(66)	(63)	(3)	(13)
Other assets	(7)	(1)	(6)	‐
Deferred income tax liabilities
Property, plant and equipment	4,622	4,470	152	63
Goodwill and intangible assets	115	137	(22)	(34)
Other liabilities	40	29	12	(1)
	3,390	3,138	250	31

Summary of Amounts and Expiry Dates of Unused Tax Losses and Unused Tax Credits

As at December 31, 2025	Amount	Expiry date
Unused federal operating losses	1,609	2026 – Indefinite
Unused federal capital losses	722	Indefinite
Unused investment tax credits	11	2030 - 2044

The unused tax losses and credits with no expiry dates can be carried forward indefinitely. As at December 31, 2025, we had $2,895 million of federal tax losses and deductible temporary differences for which we did not recognize deferred tax assets.

We have determined that it is probable that all recognized deferred tax assets will be realized through a combination of future reversals of temporary differences and taxable income.

We did not recognize deferred tax liabilities related to temporary differences associated with investments in subsidiaries and equity-accounted investees amounting to $8,575 million as at December 31, 2025 (2024 – $7,644 million).

Note 11 | Net earnings per share

	2025	2024
Weighted average number of common shares	486,335,000	494,198,000
Dilutive effect of stock options	183,000	167,000
Weighted average number of diluted common shares	486,518,000	494,365,000

Options excluded from the calculation of diluted net earnings per share due to the option exercise prices being greater than the average market price of common shares were as follows:

	2025	2024
Number of options excluded	1,681,305	2,056,982

Detailed information on financial position

Note 12 | Receivables

As at December 31		2025	2024
Receivables from customers	Segment
Third parties	Retail (Nutrien Financial)[1]	3,163	2,937
	Retail	1,186	1,211
	Potash, Nitrogen, Phosphate	649	532
Related party – Canpotex	Potash (Note 26)	279	122
Less allowance for expected credit losses of receivables from customers		(197)	(167)
		5,080	4,635
Rebates		250	239
Income taxes (Note 10)		135	245
Other receivables		210	271
		5,675	5,390

1  Includes $2,797 million of very low risk of default and $366 million of low risk of default (2024 – $2,531 million of very low risk of default and $406 million of low risk of default).

Qualifying receivables from customers financed by Nutrien Financial represent high-quality receivables from customers that have been rated very low to low risk of default among Retail’s receivables from customers.

Customer credit with a financial institution of $425 million as at December 31, 2025, related to our agency agreement, is not recognized in our consolidated balance sheets. Through the agency agreement, we only have a limited recourse involvement to the extent of an indemnification of the financial institution to a maximum of 5 percent (2024 – 5 percent) of the qualified customer loans. Historical indemnification losses on this arrangement have been negligible, and the average aging of the customer loans with the financial institution is current.

Note 13 | Inventories

As at December 31	2025	2024
Purchased products	5,338	4,745
Finished products	475	357
Intermediate products	184	154
Raw materials	318	252
Materials and supplies	662	640
	6,977	6,148

By segment	2025	2024
Retail	5,353	4,817
Potash	477	433
Nitrogen[1]	554	458
Phosphate	560	420
Corporate and Others[1]	33	20
	6,977	6,148

1 Comparative figures have been restated for the reclassification of our Purchase for Resale business from Nitrogen to the Corporate and Others segment.

Inventories expensed to cost of goods sold during the year were $17,408 million (2024 – $17,284 million).

 Note 14 | Property, plant and equipment

			Machinery	Mine
	Land and	Buildings and	and	development	Assets under
improvements		improvements	equipment	costs	construction	Total
Useful life range (years)	3 – 85	1 – 65	1 – 80	1 – 60	n/a
Carrying amount – December 31, 2024	1,228	6,284	11,695	1,287	2,110	22,604
Additions	‐	1	14	‐	1,916	1,931
Additions – Right-of-use ("ROU") assets	‐	25	212	‐	‐	237
Disposals	(2)	(14)	(17)	1	(1)	(33)
Transfers	211	162	1,456	239	(2,068)	‐
Foreign currency translation and other	4	18	47	(7)	6	68
Depreciation	(46)	(211)	(1,233)	(143)	‐	(1,633)
Depreciation – ROU assets	(2)	(56)	(369)	‐	‐	(427)
Carrying amount – December 31, 2025	1,393	6,209	11,805	1,377	1,963	22,747
Balance – December 31, 2025 is composed of:
Cost	1,938	9,373	25,570	3,445	1,963	42,289
Accumulated depreciation and
impairments	(545)	(3,164)	(13,765)	(2,068)	‐	(19,542)
Carrying amount – December 31, 2025	1,393	6,209	11,805	1,377	1,963	22,747
Balance – December 31, 2025 is composed of:
Owned property, plant and equipment	1,366	5,847	11,020	1,377	1,963	21,573
ROU assets	27	362	785	‐	‐	1,174
Carrying amount – December 31, 2025	1,393	6,209	11,805	1,377	1,963	22,747
Carrying amount – December 31, 2023	1,175	6,376	11,327	1,115	2,468	22,461
Additions	‐	1	7	‐	2,073	2,081
Additions – ROU assets	‐	61	356	‐	‐	417
Disposals	(4)	(11)	(30)	(2)	(9)	(56)
Transfers	119	222	1,632	296	(2,269)	‐
Foreign currency translation and other	(14)	(40)	(5)	20	42	3
Depreciation	(45)	(210)	(1,170)	(142)	‐	(1,567)
Depreciation – ROU assets	(2)	(56)	(362)	‐	‐	(420)
Impairment	(1)	(59)	(60)	‐	(195)	(315)
Carrying amount – December 31, 2024	1,228	6,284	11,695	1,287	2,110	22,604
Balance – December 31, 2024 is composed of:
Cost	1,726	9,193	24,421	3,223	2,110	40,673
Accumulated depreciation and
impairments	(498)	(2,909)	(12,726)	(1,936)	‐	(18,069)
Carrying amount – December 31, 2024	1,228	6,284	11,695	1,287	2,110	22,604
Balance – December 31, 2024 is composed of:
Owned property, plant and equipment	1,200	5,916	10,832	1,287	2,110	21,345
ROU assets	28	368	863	‐	‐	1,259
Carrying amount – December 31, 2024	1,228	6,284	11,695	1,287	2,110	22,604

Depreciation breakdown	2025	2024
Freight, transportation and distribution	168	176
Cost of goods sold	1,375	1,303
Selling expenses	467	464
General and administrative expenses	38	42
Depreciation recorded in earnings	2,048	1,985
Depreciation recorded in inventory	176	159

Impairment of assets

For each cash generating unit (“CGU”) or groups of CGUs in which we complete an impairment analysis, the recoverable amount estimate used the following key assumptions: our forecasted EBITDA, discount rate, long-term growth rate and recoverable market value. For our Phosphate CGU, we also estimate the end of expected mine lives. We used key assumptions that were based on historical data and estimates of future results from internal sources, independent third-party price benchmarks, and mineral reserve and resource technical reports (relating to our Phosphate CGU), as well as industry and market information.

In 2024, we recorded the following non-cash impairment of assets in the consolidated statements of earnings:

Segment	Category	2024
Retail	Intangible assets	200
	Property, plant and equipment	120
	Other	15
Nitrogen	Property, plant and equipment	195
Impairment of assets		530

Nitrogen

In 2025, circumstances within our Trinidad cash generating unit (CGU) presented an indicator of impairment. On October 23, 2025, the Trinidad nitrogen facility completed a controlled shutdown in response to port access restrictions imposed by Trinidad and Tobago’s National Energy Corporation and a lack of reliable and economic natural gas supply. As a result, we performed impairment testing on our Trinidad CGU, part of our Nitrogen segment. No impairment was recognized, as the recoverable amount of the Trinidad CGU exceeded its carrying amount. The recoverable amount was determined using a fair value less costs of disposal (“FVLCD”) methodology. The valuation was based on post-tax discounted cash flows using a 10-year projection and a 2.0% terminal growth rate discounted at a post-tax rate of 11.8%.

In 2024, we decided that we are no longer pursuing our Geismar Clean Ammonia project. As a result, we recorded an impairment loss of $195 million to fully write off the amount of property, plant and equipment related to this project. As the project was cancelled before it generated revenue, the recoverable amount, which was based on its value in use was $nil.

Retail – Brazil

In 2024, we recorded an impairment loss of $335 million on our Retail – Brazil CGU due to a decrease in our forecasted EBITDA as a result of ongoing market instability and more moderate margin expectations. Of the total impairment amount recognized, $120 million related to the impairment of property, plant and equipment and $215 million related to intangible and other assets within the CGU.

June 30, 2024	Retail – Brazil
Recoverable amount comprised of:
Working capital and other	324
Property, plant and equipment	92
Intangible assets	‐

 Note 15 | Goodwill and intangible assets

		Intangible assets
		Customer		Trade
	Goodwill	relationships[1]	Technology[4]	names	Other	Total
Useful life range (years)	n/a	5 – 15	2 – 25	3 – 15²	1 – 30
Carrying amount – December 31, 2024	12,043	794	835	33	157	1,819
Additions	‐	‐	132	‐	13	145
Foreign currency translation and other	93	(18)	4	‐	15	1
Amortization[3]	‐	(135)	(114)	(6)	(43)	(298)
Carrying amount – December 31, 2025	12,136	641	857	27	142	1,667
Balance – December 31, 2025 is composed of:
Cost	12,517	1,995	1,472	143	681	4,291
Accumulated amortization and impairment	(381)	(1,354)	(615)	(116)	(539)	(2,624)
Carrying amount – December 31, 2025	12,136	641	857	27	142	1,667
Carrying amount – December 31, 2023	12,114	1,061	843	98	215	2,217
Additions	‐	‐	152	‐	3	155
Foreign currency translation and other	(71)	(19)	12	(6)	1	(12)
Amortization[3]	‐	(162)	(124)	(8)	(47)	(341)
Impairment	‐	(86)	(48)	(51)	(15)	(200)
Carrying amount – December 31, 2024	12,043	794	835	33	157	1,819
Balance – December 31, 2024 is composed of:
Cost	12,381	1,981	1,406	144	656	4,187
Accumulated amortization and impairment	(338)	(1,187)	(571)	(111)	(499)	(2,368)
Carrying amount – December 31, 2024	12,043	794	835	33	157	1,819

1  The average remaining amortization period of customer relationships as at December 31, 2025, was approximately 4 years.

2  Certain trade names have indefinite useful lives as there are no regulatory, legal, contractual, cooperative, economic or other factors that limit their useful lives.

3  Amortization of $242 million was included in selling expenses during the year ended December 31, 2025 (2024 – $276 million).

4  The average remaining amortization period of technology with a carrying amount of $598 million as at December 31, 2025 (2024 – $529 million) is 25 years.

Goodwill impairment testing

Goodwill by CGU or group of CGUs at December 31	2025	2024
Retail – North America	7,006	6,961
Retail – Australia	587	539
Potash	154	154
Nitrogen	4,389	4,389
	12,136	12,043

We performed our annual impairment test on goodwill and did not identify any impairment.

In testing for impairment of goodwill, we calculate the recoverable amount for a CGU or groups of CGUs containing goodwill. We used the FVLCD methodology based on post-tax discounted cash flows (five-year or 10-year projections plus a terminal value) and incorporated assumptions an independent market participant would apply. We adjusted discount rates for each CGU or group of CGUs for the risk associated with achieving our forecasts and for the country risk premium in which we expect to generate cash flows. FVLCD is a Level 3 measurement . We use our market capitalization (where applicable) and comparative market multiples to ensure discounted cash flow results are reasonable.

The key assumptions with the greatest influence on the calculation of the recoverable amounts are the discount rates, terminal growth rates and forecasted EBITDA. The key forecast assumptions were based on historical data and our estimates of future results from internal sources considering industry and market information.

Retail – North America CGU

During our performance of our annual impairment test, the Retail – North America group of CGUs recoverable amount exceeded its carrying amount by $2.9 billion. Goodwill is more susceptible to impairment risk if there is an increase in the discount rate or a deterioration in business operating results or economic conditions and actual results do not meet our forecasts. A reduction in the terminal growth rate, an increase in the discount rate or a decrease in forecasted EBITDA could cause impairment in the future, as shown in the table below.

	Key assumption	Change required for carrying amount
2025 Annual impairment testing	used in impairment model	to equal recoverable amount
Terminal growth rate (%)	2.3	1.8	Percentage point decrease
Discount rate[1] (%)	7.7	1.2	Percentage point increase
Forecasted EBITDA over forecast period ($ millions)	8,500	12	Percent decrease

1  The discount rate used in the previous measurement at October 1, 2024 was 7.3 percent.

Retail – Australia, Potash, and Nitrogen CGUs

The following table indicates the key assumptions used in testing the remaining groups of CGUs:

	Terminal growth rate (%)		Post-tax discount rate (%)
	2025	2024	2025	2024
Retail – Australia	2.5	2.6	7.6	7.9
Potash	2.0	2.5	7.3	6.3
Nitrogen	2.0	2.3	8.7	7.6

Note 16 | Investments

		Principal place	Proportion of ownership interest and
		of business and	voting rights held (%)		Carrying amount
As at December 31	Principal activity	incorporation	2025	2024	2025	2024
Equity-accounted investees
Profertil S.A. ("Profertil")	Nitrogen producer	Argentina	‐	50	‐	349
Canpotex	Marketing and logistics of potash	Canada	50	50	‐	‐
Other associates and joint ventures					134	128
Total equity-accounted investees					134	477
Investments at FVTOCI
Sinofert Holdings Limited ("Sinofert")	Fertilizer supplier and distributor	China/Bermuda	‐	19	‐	211
Other					10	10
Total investments at FVTOCI					10	221
Total investments					144	698

We continuously assess our ability to exercise significant influence or joint control over our investments.

Equity-accounted investees

In 2025, as part of our strategic priority to simplify and focus, we entered into an agreement to sell our 50 percent equity ownership in Profertil, which had been classified as an equity-accounted investment. A deposit of $120 million was received from the purchaser on September 5, 2025. The sale closed on December 10, 2025 resulting in gross proceeds of $595 million and a gain of $301 million recorded in the consolidated statement of earnings within our Corporate and Others segment. This gain reflects the difference between the net proceeds and the carrying amount of the investment at the date of sale. The buyer remitted the applicable withholding tax on behalf of Nutrien, resulting in a $60 million non-cash transaction.

Investments at fair value through other comprehensive income

In 2025, as part of our strategic priority to simplify and focus, we fully divested our remaining equity ownership interest in Sinofert, which had been classified as a financial asset measured at fair value through other comprehensive income. Gross proceeds from the sale were $193 million and reflected the fair value of the investment at the date of derecognition. A fair value loss of $18 million related to the investment was recognized in other comprehensive income. Upon derecognition, the cumulative unrealized gain previously recognized in other comprehensive income of $27 million was reclassified to retained earnings.

Note 17 | Other assets

As at December 31	2025	2024
Deferred income tax assets (Note 10)	276	401
Ammonia catalysts[1]	125	126
Long-term income tax receivable (Note 10)	72	48
Accrued pension benefit assets (Note 21)	145	140
Other	240	169
	858	884

1  Net of accumulated amortization of $110 million (2024 – $100 million).

Note 18 | Trade, other payables and accrued liabilities

As at December 31	2025	2024
Trade and other payables (Note 5)	5,540	5,359
Customer prepayments	1,826	1,881
Dividends	263	265
Accrued compensation	615	606
Current portion of asset retirement obligations and accrued environmental costs (Note 22)	208	188
Accrued interest	110	112
Current portion of share-based compensation (Note 7)	60	34
Current portion of derivatives	8	33
Income taxes (Note 10)	20	22
Provincial mining taxes	20	‐
Other taxes	59	49
Current portion of pension and other post-retirement benefits (Note 21)	13	15
Customer rebates	48	44
Other accrued expenses	473	469
Other	46	41
	9,309	9,118

 Note 19 | Debt

Credit facility limits at December 31	Maturity	2025
Unsecured revolving term facility[1]	September 4, 2030	4,500
Uncommitted revolving demand facility	n/a	1,000
Unsecured revolving term facility[2]	September 2, 2026	500
Other credit facilities	Various	850
Accounts receivable purchase facility[3]	March 6, 2026	500

1  In 2025, we extended the maturity date from September 4, 2029 to September 4, 2030, subject to extension at the request of Nutrien provided that the resulting maturity date may not exceed five years from the date of request.

2  In 2025, we extended the maturity date from September 3, 2025 to September 2, 2026 and reduced the facility limit from $750 million to $500 million.

3  In 2025, we extended the maturity date from March 7, 2025 to March 6, 2026.

Principal covenants and events of default under the unsecured revolving term credit facilities include a debt to capital ratio (refer to Note 4) and other customary events of default and covenant provisions. Non-compliance with such covenants could result in accelerated repayment and/or termination of the credit facility. We were in compliance with all covenants as at December 31, 2025 (Note 4).

We have an uncommitted $500 million accounts receivable repurchase facility (the “repurchase facility”), where we may sell certain receivables from customers to a financial institution and agree to repurchase those receivables at a future date. When we draw under this repurchase facility, the receivables from customers remain on our consolidated balance sheet as we control and retain substantially all of the risks and rewards associated with the receivables. As at December 31, 2025, there were no borrowings made under this facility.

As at December 31	Rate of interest (%)			2025	2024
Credit facilities
Other credit facilities
South America	3.9	–	8.3	180	307
Australia			4.5	187	198
Other			4.6	4	1
Commercial paper[1]	3.9	–	4.0	399	961
Other short-term debt				103	67
Total short-term debt				873	1,534

1  We use our $4,500 million commercial paper program for our short-term cash requirements. The amount available under the commercial paper program is limited to the availability of funds under the $4,500 million unsecured revolving term credit facility and excess cash invested in highly liquid securities.

As at December 31	Rate of interest (%)	Maturity	2025	2024
Senior notes[1]
	3.000	April 1, 2025	‐	500
	5.950	November 7, 2025	‐	500
	4.000	December 15, 2026	500	500
	4.500	March 12, 2027	400	‐
	5.200	June 21, 2027	400	400
	4.900	March 27, 2028	750	750
	4.200	April 1, 2029	750	750
	2.950	May 13, 2030	500	500
	5.250	March 12, 2032	600	‐
	5.400	June 21, 2034	600	600
	4.125	March 15, 2035	450	450
	7.125	May 23, 2036	212	212
	5.875	December 1, 2036	500	500
	5.625	December 1, 2040	500	500
	6.125	January 15, 2041	401	401
	4.900	June 1, 2043	500	500
	5.250	January 15, 2045	489	489
	5.000	April 1, 2049	750	750
	3.950	May 13, 2050	500	500
	5.800	March 27, 2053	750	750
Debentures[1]	7.800	February 1, 2027	120	120
Other credit facilities	Various	Various	13	53
			9,685	9,725
Add net unamortized fair value adjustments			258	276
Less net unamortized debt issue costs			(80)	(83)
Total long-term debt			9,863	9,918
Less current maturities			(513)	(1,037)
			9,350	8,881

1  Each series of senior notes and debentures is unsecured and has no sinking fund requirements prior to maturity. Each series is redeemable and has various provisions that allow redemption prior to maturity, at our option, at specified prices.

We are subject to certain customary covenants, including limitation on liens, merger and change of control covenants, and customary events of default. We are also subject to certain financial covenants as calculated in Note 4. As at December 31, 2025 we were in compliance with these covenants.

	Short-term	Long-term	Lease
	debt	debt	liabilities	Total
Balance – December 31, 2024	1,534	9,918	1,355	12,807
Cash flows (cash inflows and outflows presented on a net basis)	(745)	(51)	(419)	(1,215)
Additions and other adjustments to ROU liabilities	‐	‐	306	306
Foreign currency translation and other non-cash changes	84	(4)	41	121
Balance – December 31, 2025	873	9,863	1,283	12,019
Balance – December 31, 2023	1,815	9,425	1,326	12,566
Cash flows (cash inflows and outflows presented on a net basis)	(287)	495	(402)	(194)
Additions and other adjustments to ROU liabilities	‐	‐	470	470
Foreign currency translation and other non-cash changes	6	(2)	(39)	(35)
Balance – December 31, 2024	1,534	9,918	1,355	12,807

Note 20 | Lease liabilities

As at December 31	Average rate of interest (%)	2025	2024
Lease liabilities – non-current	4.6	937	999
Current portion of lease liabilities	5.1	346	356
Total		1,283	1,355

Note 21 | Pension and other post-retirement benefits

We offer the following pension and other post-retirement benefits to qualified employees: defined benefit pension plans; defined contribution pension plans; and health, dental and life insurance, referred to as other post-retirement plans. Substantially all our employees participate in at least one of these plans.

Description of defined benefit pension plans

	Plan type	Contributions
United States
  non-contributory,
  guaranteed annual pension payments for life,
  benefits generally depend on years of service and compensation level in the final years leading up to age 65, benefits available starting at age 55 at a reduced rate, and plans provide for maximum pensionable salary and maximum annual benefit limits.
made to meet or exceed minimum funding requirements of the Employee Retirement Income Security Act of 1974 and associated Internal Revenue Service regulations and procedures.
Canada		made to meet or exceed minimum funding requirements based on provincial statutory requirements and associated federal taxation rules.
Supplemental Plans in US and Canada for Senior Management	non-contributory, unfunded, and supplementary pension benefits.	provided for by charges to earnings sufficient to meet the projected benefit obligations, and payments to plans are made as plan payments to retirees occur.

Our defined benefit pension plans are funded with separate funds that are legally separated from the Company and administered through the Pension Committee in each country, which is composed of our employees. The Pension Committee is required by law to act in the best interests of the plan participants and, in the US and Canada, is responsible for the governance of the plans, including setting certain policies (e.g., investment and contribution) of the funds. The current investment policy for each country’s plans generally does not include currency hedging strategies. Plan assets held in trusts are governed by local regulations and practices in each country, as is the nature of the relationship between the Company and the trustees and their composition.

Description of other post-retirement plans

We provide health care plans for certain eligible retired employees in the US, Canada and Trinidad. Eligibility for these benefits is generally based on a combination of age and years of service at retirement. Certain terms of the plans include:

  coordination with government-provided medical insurance in each country;
  certain unfunded cost-sharing features such as co-insurance, deductibles and co-payments – benefits subject to change;
  for certain plans, maximum lifetime benefits;
  at retirement, the employee’s spouse and certain dependent children may be eligible for coverage;
  benefits are self-insured and are administered through third-party providers; and
  generally, retirees contribute towards annual cost of the plans.

In addition, certain Medicare eligible retired employees in the US receive an annual contribution to a Healthcare Reimbursement Account, which can be used to purchase health benefits through a private exchange. This annual contribution can be used for premiums or to pay deductibles and/or co-insurance. Finally, we provide non-contributory life insurance plans for certain retired employees who meet specific age and service eligibility requirements.

Risks

The defined benefit pension and other post-retirement plans expose us to broadly similar actuarial risks. The most significant risks include investment risk and interest rate risk as discussed below. Other risks include longevity risk.

Investment risk

A deficit will be created if plan assets underperform the discount rate used in the defined benefit obligation valuation. To mitigate investment risk, we employ a diversified mix of return seeking and liability hedging (i.e., fixed income) investments; and
  a risk tolerance established through careful consideration of plan liabilities, plan funded status and corporate financial condition.

Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset/liability studies.

Interest rate risk	A decrease in bond interest rates will increase the pension liability; however, this is generally expected to be partially offset by an increase in the return on the plan’s debt investments.

Financial information

	2025			2024
		Plan			Plan
	Obligation	assets	Net	Obligation	assets	Net
Balance – beginning of year	(1,364)	1,262	(102)	(1,439)	1,310	(129)
Components of defined benefit expense recognized in earnings
Current service cost for benefits earned during the year	(9)	‐	(9)	(15)	‐	(15)
Interest (expense) income	(70)	66	(4)	(69)	64	(5)
Past service cost, including curtailment gains and settlements	196	(189)	7	(1)	‐	(1)
Foreign exchange rate changes and other	(17)	10	(7)	28	(21)	7
Subtotal of components of defined benefit (recovery) expense recognized in earnings	100	(113)	(13)	(57)	43	(14)
Remeasurements of the net defined benefit liability recognized in Other Comprehensive Income ("OCI") during the year
Actuarial gain arising from:
Changes in financial assumptions	13	‐	13	47	‐	47
Changes in demographic assumptions	4	‐	4	4	‐	4
Loss on plan assets (excluding amounts included in net interest)	‐	(9)	(9)	‐	(29)	(29)
Subtotal of remeasurements	17	(9)	8	51	(29)	22
Cash flows
Contributions by plan participants	(2)	2	‐	(3)	3	‐
Employer contributions	‐	18	18	‐	19	19
Benefits paid	85	(85)	‐	84	(84)	‐
Subtotal of cash flows	83	(65)	18	81	(62)	19
Balance – end of year[1]	(1,164)	1,075	(89)	(1,364)	1,262	(102)
Balance is composed of:
Non-current assets
Other assets (Note 17)			145			140
Current liabilities
Trade, other payables and accrued liabilities (Note 18)			(13)			(15)
Non-current liabilities
Pension and other post-retirement benefit liabilities			(221)			(227)

1  Obligations arising from funded and unfunded pension plans are $(1,015) million and $(149) million (2024 – $(1,206) million and $(158) million), respectively. Other post-retirement benefit plans have no plan assets and are unfunded.

Plan assets

	2025			2024
	Quoted prices			Quoted prices
	in active		Total	in active		Total
	markets for		fair	markets for		fair
As at December 31	identical assets	Other[1]	value	identical assets	Other[1]	value
Cash and cash equivalents	12	4	16	16	3	19
Equity securities and equity funds
US	10	109	119	10	131	141
International	‐	6	6	‐	7	7
Debt securities[2]	‐	722	722	‐	875	875
Other	‐	212	212	‐	220	220
Total pension plan assets	22	1,053	1,075	26	1,236	1,262

1  Approximately 96 percent (2024 – 96 percent) of the Other plan assets are held in funds whose fair values are estimated using their net asset value per share. For the majority of these funds, the redemption frequency is immediate. The Pension Committee manages the asset allocation based upon our current liquidity and income needs.

2  Debt securities included US securities of 70 percent (2024 – 75 percent), International securities of 26 percent (2024 – 21 percent) and Mortgage-backed securities of 4 percent (2024 – 4 percent).

We use letters of credit or surety bonds to secure certain Canadian unfunded defined benefit plan liabilities as at December 31, 2025.

We expect to contribute approximately $149 million to all pension and post-retirement plans in 2026. Total contributions recognized as expense under all defined contribution plans for 2025 was $147 million (2024 – $153 million).

We used the following significant assumptions to determine the benefit obligations and expense for our significant plans as at and for the year ended December 31. These assumptions are determined by management and are reviewed annually by our independent actuaries.

	Pension		Other
	2025	2024			2025			2024
Assumptions used to determine the benefit obligations[1]:
Discount rate (%)	5.41	5.35			5.16			5.04
Rate of increase in compensation levels (%)	3.85	3.89			n/a			n/a
Medical cost trend rate – assumed (%)[2]	n/a	n/a	4.50	–	7.00	4.50	–	6.50
Medical cost trend rate – year reaches ultimate trend rate	n/a	n/a			2036			2033
Mortality assumptions (years)[3]
Life expectancy at 65 for a male member currently at age 65	20.9	20.7			21.4			21.2
Life expectancy at 65 for a female member currently at age 65	23.1	22.9			23.9			23.7
Average duration of the defined benefit obligations (years)[4]	12.5	11.8			10.8			10.7

1  The current year’s expense is determined using the assumptions that existed at the end of the previous year.

2  We assumed a graded medical cost trend rate starting at 7.00 percent in 2025, moving to 4.50 percent by 2036 (2024 – starting at 6.50 percent, moving to 4.50 percent by 2033). The annual health care reimbursement amount is assumed to increase by 2.00 percent each year.

3  Based on actuarial advice in accordance with the latest available published tables, adjusted where appropriate to reflect future longevity improvements for each country.

4  Weighted average length of the underlying cash flows.

Of the most significant assumptions, a change in discount rates has the greatest potential impact on our pension and other post-retirement benefit plans, with sensitivity to change as follows:

	Change in assumption	2025	2024
Benefit obligation as reported		1,164	1,364
Discount rate	1.0 percentage point decrease	150	170
	1.0 percentage point increase	(120)	(140)

 Note 22 | Asset retirement obligations and accrued environmental costs

	Cash flow	Discounted	Discount rate
As at December 31, 2025	payments (years)[1]	cash flows[2,3]	+0.5%	-0.5%
Asset retirement obligations			(80)	100
Retail	1 – 30	15
Potash	20 – 520	134
Phosphate	1 – 80	443
Corporate and Others[4,5]	1 – 65	741
Accrued environmental costs			(5)	5
Retail	1 – 30	49
Corporate and Others	1 – 30	294
Total		1,676

1  Time frame in which payments are expected to principally occur from December 31, 2025. Adjustments to the years can result from changes to the mine life and/or changes in the rate of tailings volumes.

2  Risk-free discount rates used to discount cash flows reflect current market assessments of the time value of money and the risks specific to the timing and jurisdiction of the obligation. Risk-free discount rates range from 3.2 percent to 6.3 percent.

3  The Company’s total undiscounted cash flows as at December 31, 2025 are $3.6 billion. For the Potash segment, the amount presented reflects only the undiscounted cash flows in the first year of decommissioning. This excludes tailings dissolution, fine tails capping, tailings management area reclamation, post-reclamation activities and monitoring, and final decommissioning beyond the first year of decommissioning, which are estimated to take an additional 125 to 500 years.

4  For nitrogen sites, there are no significant asset retirement obligations recorded. We considered the historical performance of our facilities as well as our planned maintenance, major upgrades and replacements, which can extend the useful lives beyond the foreseeable future.

5  Includes certain potash and phosphate sites that are non-operating sites, with the majority of phosphate site payments taking place over the next 10 years.

	Asset	Accrued
	retirement	environmental
	obligations	costs	Total
Balance – December 31, 2024	1,371	360	1,731
Disposals	‐	(3)	(3)
Change in estimate (Note 8)	(11)	10	(1)
Settlements	(103)	(25)	(128)
Accretion	49	1	50
Foreign currency translation and other	27	‐	27
Balance – December 31, 2025	1,333	343	1,676
Balance – December 31, 2025 is composed of:
Current liabilities
Trade, other payables and accrued liabilities (Note 18)	185	23	208
Non-current liabilities
Asset retirement obligations and accrued environmental costs	1,148	320	1,468

We are subject to numerous environmental requirements under federal, provincial, state and local laws in the countries in which we operate. We have gypsum stack capping, and closure and post-closure obligations in White Springs, Florida and Geismar, Louisiana, through our subsidiaries pursuant to the financial assurance regulatory requirements in those states. As at December 31, 2025, we had $486 million in surety bonds and letters of credit outstanding relating to these financial assurance obligations. The recorded provisions may not necessarily reflect our obligations under these financial assurances.

Note 23 | Share capital

Authorized

We are authorized to issue an unlimited number of common shares without par value and an unlimited number of preferred shares. The common shares are not redeemable or convertible. The preferred shares may be issued in one or more series with rights and conditions to be determined by the Board of Directors.

Share repurchase programs

			Maximum	Maximum	Number of
	Commencement		shares for	shares for	shares
	date	Expiry	repurchase	repurchase (%)	repurchased
2023 Normal Course Issuer Bid	March 1, 2023	February 29, 2024	24,962,194	5	5,375,397
2024 Normal Course Issuer Bid	March 1, 2024	February 28, 2025	24,728,159	5	6,163,104
2025 Normal Course Issuer Bid	March 3, 2025	March 2, 2026	24,462,941	5	7,611,207
2026 Normal Course Issuer Bid[1]	March 3, 2026	March 2, 2027	24,057,066	5	‐

1  On February 18, 2026, our Board of Directors approved a share repurchase program. The 2026 normal course issuer bid will expire earlier than the date above if we acquire the maximum number of common shares allowable or otherwise decide not to make any further repurchases.

Purchases under the normal course issuer bids were, or may be, made through open market purchases at market prices as well as by other means permitted by applicable securities regulatory authorities, including private agreements.

Summary of share repurchases	2025	2024
Number of common shares repurchased for cancellation	9,829,408	3,944,903
Average price per share (US dollars)	55.94	47.31
Total cost, inclusive of tax	560	190

Subsequent to December 31, 2025, as of February 17, 2026, an additional 1,097,694 common shares were repurchased for cancellation at a cost of $73 million and an average price per share of $66.97.

Dividends declared

During 2025, we declared a dividend of $0.545 per share for each of the three months ended March 31, June 30, and September 30. During the three months ended December 31, 2025, we declared a dividend of $0.545 per share, which was paid on January 16, 2026 to shareholders of record on December 31, 2025.

On February 18, 2026, our Board of Directors declared and increased our quarterly dividend to $0.55 per share payable on April 16, 2026, to shareholders of record on March 31, 2026. The total estimated dividend to be paid is $265 million.

Other disclosures

Note 24 | Commitments

	Principal portion and
	estimated interest
	Lease	Long-term	Purchase	Capital	Other
December 31, 2025	liabilities	debt	commitments	commitments	commitments	Total
Within 1 year	395	995	1,230	63	195	2,878
1 to 3 years	469	2,503	24	20	259	3,275
3 to 5 years	239	1,949	24	‐	109	2,321
Over 5 years	394	10,030	‐	‐	188	10,612
Total	1,497	15,477	1,278	83	751	19,086

Purchase commitments

In 2025, we completed a controlled shutdown of our Trinidad Nitrogen facility due to uncertainty with respect to port access and a lack of reliable and economic gas supply. The current natural gas contract has expired and negotiations for renewal are in progress.

In 2023, we also entered into natural gas pipeline transportation agreements at our Geismar plant, the latest of which expires in 2033 and accounts for approximately 85 percent of the expected natural gas requirements in Geismar.

The Carseland facility has a power cogeneration agreement expiring on December 31, 2026, which provides 60 megawatt-hours of power per hour. The price for the power is based on a fixed charge adjusted for inflation and a variable charge based on the cost of natural gas provided to the facility for power generation.

Agreements for the purchase of sulfur for use in production of phosphoric acid provide for specified purchase quantities and prices based on Green Markets Tampa Index price per long ton at the time of delivery, which expire in 2026 and 2027. Commitments included in the foregoing table are based on expected contract prices.

Other commitments

Other commitments consist principally of technology service contracts, managed services contracts, natural gas transportation and truck distribution contracts, various rail contracts, committed donations, the latest of which expires in 2028, and mineral lease commitments, the latest of which expires in 2044.

Note 25 | Guarantees

In the normal course of business, we provide indemnification agreements to counterparties in transactions such as purchase and sale contracts, service agreements, director/officer contracts, and leasing transactions. The terms of these indemnification agreements may require us to compensate counterparties for costs incurred as a result of various events, including environmental liabilities and changes in (or in the interpretation of) laws and regulations, or as a result of litigation claims or statutory sanctions that may be suffered by a counterparty as a consequence of the transaction;
  will vary based upon the contract, the nature of which prevents us from making a reasonable estimate of the maximum potential amount that we could be required to pay to counterparties; and
  have not historically resulted in any significant payments by Nutrien and, as at December 31, 2025, no amounts have been accrued in the consolidated financial statements (except for accruals relating to certain underlying liabilities).

We directly guarantee our share of certain commitments of Canpotex (such as railcar leases) under certain agreements with third parties. We would be required to perform on these guarantees in the event of default by the investee. Nutrien does not have any financial guarantee contracts. No material loss is anticipated by reason of such agreements and guarantees.

Note 26 | Related party transactions

Sales and purchases of goods

We sell potash outside Canada and the US exclusively through Canpotex. Canpotex sells potash to buyers, including Nutrien, in export markets pursuant to term and spot contracts at agreed-upon prices. Our total revenue is recognized at the amount received from Canpotex representing proceeds from their sale of potash, less net costs of Canpotex. Sales to Canpotex are shown in Note 3. The receivable outstanding from Canpotex is shown in Note 12 and arose from sale transactions described above. It is unsecured and bears no interest. Any credit losses held against this receivable are expected to be negligible. Purchases from Canpotex in 2025 were $150 million (2024 – $146 million).

As at December 31	2025	2024
Receivables from Canpotex	279	122
Payables to Canpotex	63	66

Key management personnel compensation and transactions with post-employment benefit plans

	2025	2024
Salaries and other short-term benefits	11	12
Share-based compensation	43	6
Post-employment benefits	2	2
Termination benefits	2	4
	58	24

Disclosures related to our post-employment benefit plans are shown in Note 21.

Note 27 | Contingencies and other matters

Accounting estimates and judgments

The following judgments are required to determine our exposure to possible losses and gains related to environmental matters and other various claims and lawsuits pending:

  prediction of the outcome of uncertain events (i.e., being virtually certain, probable, remote or undeterminable);
  determination of whether recognition or disclosure in the consolidated financial statements is required; and
  estimation of potential financial effects.

Where no amounts are recognized, such amounts are contingent and disclosure may be appropriate. While the amount disclosed in the consolidated financial statements may not be material, the potential for large liabilities exists and, therefore, these estimates could have a material impact on our consolidated financial statements.

Supporting information

Canpotex

Nutrien is a shareholder in Canpotex, which markets Canadian potash outside of Canada and the US. Should any operating losses or other liabilities be incurred by Canpotex, the shareholders have contractually agreed to reimburse it in proportion to each shareholder’s productive capacity. Through December 31, 2025, we are not aware of any operating losses or other liabilities.

Mining risk

The risk of underground water inflows and other underground risks is insured on a limited basis, subject to insurance market availability. Through December 31, 2025, we are not aware of any material losses or other liabilities that we have not accrued for.

Environmental remediation, legal and other matters

We are engaged in ongoing site assessment and/or remediation activities at a number of facilities and sites. Anticipated costs associated with these matters are added to accrued environmental costs in the manner described in Note 22.

We have established provisions for environmental site assessment and/or remediation matters to the extent that we consider expenses associated with those matters likely to be incurred. Except for the uncertainties described below, we do not believe that our future obligations with respect to these matters are reasonably likely to have a material adverse effect on our consolidated financial statements.

Legal matters with significant uncertainties include the following:

  The United States Environmental Protection Agency (“US EPA”) has an ongoing enforcement initiative directed at the phosphate industry related to the scope of an exemption for mineral processing wastes under the US Resource Conservation and Recovery Act (“RCRA”). This initiative affects the Conda Phosphate plant previously owned by Nu-West Industries, Inc. (“Nu-West”), a wholly owned subsidiary of Nutrien (Canada) Holdings ULC, and the Nutrien phosphoric acid facilities in Aurora, North Carolina; Geismar, Louisiana; and White Springs, Florida. Nutrien facilities received US EPA notices of violation (“NOVs”) for alleged violations of the RCRA and various other environmental laws. Notwithstanding the sale of the Conda phosphate operations in January 2018, Nu-West remains responsible for certain environmental liabilities attributable to its historic activities and for resolution of the NOVs. The facilities have been and continue to be involved in ongoing discussions with the US EPA, the US Department of Justice and the related state agencies to resolve these matters, with one such settlement being reached for the Geismar facility. The Geismar consent decree was entered on October 19, 2022, and resolved the allegations associated with the historic phosphoric acid operations at that facility. Due to the nature of the allegations at the other facilities, we are uncertain as to how the matters will be resolved. Based on settlements with other members of the phosphate industry and the Geismar consent decree, we expect that a resolution could involve any or all of the following: 1) penalties, which we currently believe will not be material; 2) modification of certain operating practices; 3) capital improvement projects; 4) providing financial assurance for the future closure, maintenance and monitoring costs for the phosphogypsum stack system; and 5) addressing findings resulting from the RCRA section 3013 site investigations.

  We operate in countries that are parties to the Paris Agreement adopted in December 2015 pursuant to the United Nations Framework Convention on Climate Change. Each country that is a party to the Paris Agreement submitted an Intended Nationally Determined Contribution (“INDC”) towards the control of greenhouse gas emissions. The impacts on our operations of these INDCs and other national and local efforts to limit or tax greenhouse gas emissions cannot be determined with any certainty at this time.

In addition, various other claims and lawsuits are pending against the Company in the ordinary course of business. While it is not possible to determine the ultimate outcome of such actions at this time, and inherent uncertainties exist in predicting such outcomes, we believe that the ultimate resolution of such actions is not reasonably likely to have a material adverse effect on our consolidated financial statements.

The breadth of our operations and the global complexity of tax regulations require assessments of uncertainties and judgments in estimating the taxes we will ultimately pay. The final taxes paid are dependent upon many factors, including negotiations with taxing authorities in various jurisdictions, outcomes of tax litigation, and resolution of disputes arising from federal, provincial, state and local tax audits. The resolution of these uncertainties and the associated final taxes may result in adjustments to our tax assets and tax liabilities.

We own facilities that have been either permanently or indefinitely shut down. We expect to incur nominal annual expenditures for site security and other maintenance costs at some of these facilities. Should the facilities be dismantled, certain other shutdown-related costs may be incurred. Such costs are not expected to have a material adverse effect on our consolidated financial statements and would be recognized and recorded in the period in which they are incurred.

Note 28 | Accounting policies, estimates and judgments

The following discusses the material accounting policies, estimates, judgments and assumptions that we have adopted and applied and how they affect the amounts reported in the consolidated financial statements. Certain of our policies involve accounting estimates and judgments because they require us to make subjective or complex judgments about matters that are inherently uncertain and because of the likelihood that materially different amounts could be reported under different conditions or using different assumptions.

Basis of consolidation

Principal (wholly owned) operating subsidiaries	Location	Principal activity
Potash Corporation of Saskatchewan Inc.	Canada	Mining and/or processing of crop nutrients and corporate functions
Nutrien (Canada) Holdings ULC	Canada	Manufacturer and distributor of crop nutrients and corporate functions
Agrium Canada Partnership	Canada	Manufacturer and distributor of crop nutrients
Agrium Potash Ltd.	Canada
Cominco Fertilizer Partnership	US
Loveland Products Inc.	US
Nutrien Ag Solutions (Canada) Inc.	Canada	Crop input retailer
Nutrien Ag Solutions, Inc.	US
Nutrien Ag Solutions Limited	Australia
PCS Nitrogen Fertilizer, L.P.	US	Producer of nitrogen products
PCS Nitrogen Trinidad Limited	Trinidad
PCS Phosphate Company, Inc.	US	Mining and/or processing of phosphate products
PCS Sales (USA), Inc.	US	Marketing and sales of potash, nitrogen and phosphate products
Nutrien Financial US LLC	US	Provide financing to customers

Revenue

Transfer of control for sale of goods	Transfer of control for sale of services
At the point in time when the product is: purchased at our Retail farm center, delivered and accepted by customers at their premises, or loaded for shipping.	Over time as the promised service is rendered.

Judgment is used to determine whether we are acting as principal or agent by evaluating who:

  has the primary responsibility for fulfilling the promised good or service;
  bears the inventory risk including if the vendor has the right to have its product returned on demand; and
  has discretion for establishing the price.

For transactions in which we act as an agent rather than the principal, revenue is recognized net of any commissions earned. The related commissions are recognized as the sales occur or as unconditional contracts are signed.

We recognize revenue on sales to Canpotex (as described in Note 26) when there is a transfer of control, either at the time the product is loaded for shipping or delivered, depending on the terms of the contract. Sales revenue is recognized using a provisional price at the time control is transferred to Canpotex, with the final pricing determined upon Canpotex’s final sale to a third party (generally between one and three months from date of sale to Canpotex).

Our sales revenue relating to our Potash, Nitrogen and Phosphate segments is generally recorded and measured based on the “freight on board” mine, plant, warehouse or terminal price specified in the contract (except for certain vessel sales or specific product sales that are shipped and recorded on a delivered basis), which reflects the consideration we expect to be entitled to in exchange for the goods or services, adjusted for any variable consideration (e.g., any trade discounts or estimated volume rebates). Our customer contracts may provide certain product quality specification guarantees but do not generally provide for refunds or returns.

Due to the nature of goods and services sold, any single estimate would have only a negligible impact on revenue.

As the expected period between when control over a promised good or service is transferred and when the customer pays for that good or service is generally less than 12 months, we apply the practical expedient as provided in IFRS 15, “Revenue from Contracts with Customers,” and do not adjust the promised amount of consideration for the effects of financing.

Seasonality in our business results from increased demand for products during planting season. Crop input sales are generally higher in the spring and fall application seasons. Crop input inventories are normally accumulated leading up to each application season. Our cash collections generally occur after the application season is complete, while customer prepayments made to us are typically concentrated in December and January and inventory prepayments paid to our suppliers are typically concentrated in the period from November to January. Feed and industrial sales are more evenly distributed throughout the year.

Share-based compensation

Estimation involves determining:

  stock option-pricing model assumptions as described in the weighted average assumptions table in Note 7;
  forfeiture rate for options granted based on past experience and future expectations, and adjusted upon actual vesting;
  projected outcome of performance conditions for PSUs, including our return on invested capital compared to Nutrien’s weighted average cost of capital, and including the relative ranking of our total shareholder return, including expected dividends, compared with a specified peer group using a Monte Carlo simulation option-pricing model; and
  the number of dividend equivalent units expected to be earned.

Income taxes

Taxation on earnings (loss) is composed of current and deferred income tax. Taxation is recognized in the statements of earnings unless it relates to items recognized either in OCI or directly in shareholders’ equity.

Current income tax	Deferred income tax
  is calculated using rates enacted or substantively enacted at the dates of the consolidated balance sheets in the countries where our subsidiaries and equity-accounted investees operate and generate taxable earnings.

  is determined using tax rates that have been enacted or substantively enacted by the dates of the consolidated balance sheets and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.

The realized and unrealized excess tax benefits from share-based compensation arrangements are recognized in contributed surplus as current and deferred tax, respectively.

The final taxes paid, and potential adjustments to tax assets and liabilities, are dependent upon many factors including:

  negotiations with taxation authorities in various jurisdictions;
  outcomes of tax litigation; and
  resolution of disputes arising from federal, provincial, state and local tax audits.

Deferred income tax is not accounted for:

  with respect to investments in subsidiaries and equity-accounted investees where we are able to control the reversal of the temporary difference and that difference is not expected to reverse in the foreseeable future; and
  if arising from initial recognition of an asset or liability in a transaction, other than a business combination, that at the time of the transaction affects neither accounting nor taxable profit or loss.

Deferred tax assets are:

  recognized to the extent it is probable future taxable profit will be available to use deductible temporary differences and could be reduced if projected earnings are not achieved or increased if earnings previously not projected become probable; and
  reviewed at each balance sheet date and amended to the extent that it is no longer probable that the related tax benefit will be realized.

As provided in the amendments to International Accounting Standards (“IAS”) 12, we apply the mandatory exception to recognize and disclose information about deferred tax assets and liabilities related to Pillar Two income taxes. The mandatory exception has been applied retrospectively, with no material impact on our consolidated financial statements.

Financial instruments

Financial instruments are classified and measured as follows based on the objective of the business model for managing the instrument or group of instruments and the contractual terms of the cash flows.

Fair value classification	FVTPL	FVTOCI	Amortized cost
Instrument type	Cash and cash equivalents, derivatives, and certain equity investments not held for trading	Certain equity investments not held for trading for which an irrevocable election was made at initial recognition	Receivables, short-term debt, trade, other payables and accrued liabilities, long-term debt, lease liabilities, and other long-term debt instruments

Financial instruments are recognized at trade date when we commit to purchase or sell the asset.

Derivatives are used to lock in exchange rates. For designated and qualified cash flow hedges:

  the effective portion of the change in the fair value of the derivative is accumulated in OCI;
  when the hedged forecast transaction occurs, the related gain or loss is removed from AOCI and included in the cost of inventory or property, plant and equipment;
  the hedging gain or loss included in the cost of inventory is recognized in earnings when the product containing the hedged item is sold or becomes impaired; and
  the ineffective portions of hedges are recorded in net earnings in the current period.

We assess whether our derivative hedging transactions are expected to be or were highly effective, both at the hedge’s inception and on an ongoing basis, in offsetting changes in fair values of hedged items.

Hedging transaction	Measurement of ineffectiveness	Potential sources of ineffectiveness
Foreign exchange	Comparison of the cumulative changes in fair value and the cumulative change in the fair value of a hypothetical derivative with terms based on the hedged forecast cash flows	Changes in: timing or amounts of forecasted cash flows embedded optionality our credit risk or the credit risk of a counterparty
New York Mercantile Exchange (“NYMEX”) natural gas hedges	Assessed on a prospective and retrospective basis using regression analyses	Changes in: timing of forecast transactions volume delivered our credit risk or the credit risk of a counterparty

Financial assets and financial liabilities are offset, and the net amount is presented in the consolidated balance sheets when we:

  currently have a legally enforceable right to offset the recognized amounts; and
  intend either to settle on a net basis, or to realize the assets and settle the liabilities simultaneously.

Fair value measurements

Estimated fair values for financial instruments are designed to approximate amounts for which the instruments could be exchanged in a current arm’s length transaction between knowledgeable, willing parties. The valuation policies and procedures for financial reporting purposes are determined by our finance department.

Fair value measurements are categorized into different levels within a fair value hierarchy based on the degree to which the lowest level inputs are observable and their significance:

Level 1	Level 2	Level 3
Unadjusted quoted prices (in active markets accessible at the measurement date for identical assets or liabilities)	Quoted prices (in markets that are not active or based on inputs that are observable for substantially the full term of the asset or liability)	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall measurement

Fair value estimates:

  are at a point in time and may change in subsequent reporting periods due to market conditions or other factors;
  can be determined using multiple methods, which can cause values (or a range of reasonable values) to differ; and
  may require assumptions about costs/prices over time, discount and inflation rates, defaults and other relevant variables.

Inventories

Costs are allocated to inventory using the weighted average cost method.

Net realizable value is based on:

Products and raw materials	Materials and supplies
selling price of the finished product (in ordinary course of business) less the estimated costs of completion and estimated costs to make the sale	replacement cost

Inventories are valued monthly. Various factors impact our estimates of net realizable value, including inventory levels, forecasted prices of key production inputs, global nutrient capacities, crop price trends, and changes in regulations and standards employed.

Vendors may offer various incentives to purchase products for resale. Vendor rebates and prepay discounts are accounted for as a reduction of the prices of the suppliers’ products. Rebates based on the amount of materials purchased reduce cost of goods sold as inventory is sold. Rebates earned based on sales volumes of products are offset to cost of goods sold.

Rebates that are probable and can be reasonably estimated are accrued. Rebates that are not probable or estimable are accrued when certain milestones are achieved.

Estimation of rebates can be complex in nature as vendor arrangements are diverse. The amount of the accrual is determined by analyzing and reviewing historical trends to apply negotiated rates to estimated and actual purchase volumes. Estimated amounts accrued throughout the year could also be impacted if actual purchase volumes differ from projected volumes.

Property, plant and equipment

	Owned	Right-of-use (leased)
Description	Majority of our tangible assets are buildings, machinery and equipment used to produce or distribute our products and render our services.	Primarily include railcars, marine vessels, real estate and mobile equipment.
Measurement
  cost, which includes capitalized borrowing costs, less accumulated depreciation and any accumulated impairment losses cost of major inspections and overhauls is capitalized
  maintenance and repair expenditures that do not improve or extend productive life are expensed in the period incurred cost less accumulated depreciation and any accumulated impairment losses lease payments are allocated between finance costs and a reduction of the liability
Depreciation method
  certain property, plant and equipment directly related to our Potash, Nitrogen and Phosphate segments uses units-of-production based on the shorter of estimates of reserves or service lives pre-stripping costs uses units-of-production over the ore mined from the mineable acreage stripped remaining assets uses straight-line
Straight-line over the shorter of the asset's useful life and the lease term.
Estimated useful lives, expected patterns of consumption, depreciation method and residual values are reviewed at least annually.
Judgment/practical expedients

Judgment is required in determining:

  costs, including income or expenses derived from an asset under construction, that are eligible for capitalization;
  timing to cease cost capitalization, generally when the asset is capable of operating in the manner intended by management, but also considering the circumstances and the industry in which the asset is to be operated, normally predetermined by management with reference to such factors as productive capacity;
  the appropriate level of componentization (for individual components for which different depreciation methods or rates are appropriate);
  repairs and maintenance that qualify as major inspections and overhauls; and
  useful life over which such costs should be depreciated, which may be impacted by changes in our strategy, process or operations as a result of climate-change initiatives.

Judgment is required to determine whether a contract or arrangement includes a lease and if it is reasonably certain that an extension option will be exercised. We seek to maximize operational flexibility in managing our leasing activities by including extension options when negotiating new leases. Extension options are exercisable at our option and not by the lessors. In determining if a renewal period should be included in the lease term, we consider all relevant factors that create an economic incentive for us to exercise a renewal, including:

  the location of the asset and the availability of suitable alternatives, the significance of the asset to operations, and
  our business strategy.

Estimation is used to determine the useful lives of ROU assets, the lease term and the appropriate discount rate applied to the lease payments to calculate the lease liability.

Uncertainties are inherent in estimating reserve and resource quantities, particularly as they relate to assumptions regarding future prices, the geology of our mines, the mining methods used, and the related costs incurred to develop and mine reserves and resources. Changes in these assumptions could result in material adjustments to reserve estimates, which could result in impairments or changes to depreciation expense in future periods.

We have chosen to:

  include the use of a single discount rate for a portfolio of leases with reasonably similar characteristics, not separate non-lease components and instead to account for lease and non-lease components as a single arrangement, and use exemptions for short-term and low-value leases which allow payments to be expensed as incurred.

Other	Not applicable.	Lease agreements do not contain significant covenants; however, leased assets may be used as security for lease liabilities and other borrowings.

Goodwill and intangible assets

Goodwill is carried at cost less any accumulated impairment losses, is not amortized, and represents the excess of the cost of an acquisition over the fair value of the Company’s share of the net identifiable assets of the acquired subsidiary at the date of acquisition. Goodwill is allocated to a CGU or group of CGUs for impairment testing based on the level at which it is monitored by management and not at a level higher than an operating segment. The allocation is made to the CGU or group of CGUs expected to benefit from the business combination in which the goodwill arose.

Intangible assets are generally measured at cost less accumulated amortization and any accumulated impairment losses. Accumulated amortization is calculated on a straight-line basis over the asset’s useful life. We use judgment to determine which expenditures are eligible for capitalization as intangible assets. Costs incurred internally from researching and developing a product are expensed as incurred until technological feasibility is established, at which time the costs are capitalized until the product is available for its intended use. Judgment is required in determining when technological feasibility of a product is established. Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. At least annually, the useful lives are reviewed and adjusted if appropriate.

Impairment of long-lived assets

To assess impairment, assets are grouped at the smallest levels for which there are separately identifiable cash inflows that are largely independent of the cash inflows from other assets or groups of assets (this can be at the asset or CGU level).

At the end of each reporting period, we review conditions to determine whether there is any indication that an impairment exists that could potentially impact the carrying amounts of both our long-lived assets to be held and used (including property, plant and equipment, and investments), and our goodwill and intangible assets. When such indicators exist, impairment testing is performed. Additionally, goodwill is tested at least annually on October 1.

We review, at each reporting period, for possible reversal of the impairment for non-financial assets, other than goodwill.

Estimates and judgment involve:

  identifying the appropriate asset, group of assets, CGU or group of CGUs;
  determining the appropriate discount rate for assessing the recoverable amount;
  making assumptions about future sales, market conditions, terminal growth rates and cash flow forecasts over the long-term life of the assets or CGUs; and
  evaluating impacts of climate change to our strategy, processes and operations.

We cannot predict if an event that triggers impairment or a reversal of impairment will occur, when it will occur or how it will affect reported asset amounts. Asset impairment amounts previously recorded could be affected if different assumptions were used or if market and other conditions change. Such changes could result in non-cash charges materially affecting our consolidated financial statements.

Equity-accounted investments

For equity-accounted investments reduced to zero, we do not eliminate our share of the unrealized earnings. If the investee earns a profit in the subsequent period, we then recognize our share of the earnings only after adjusting for the unrealized earnings that were not previously eliminated.

Pension and other post-retirement benefits

When a plan amendment occurs before a settlement, we recognize past service cost before any gain or loss on settlement.

Our discount rate assumptions are impacted by:

  the weighted average interest rate at which each pension and other post-retirement plan liability could be effectively settled at the measurement date;
  country specific rates; and
  the use of a yield curve approach based on the respective plans’ demographics, expected future pension benefits and medical claims. Payments are measured and discounted to determine the present value of the expected future cash flows. The cash flows are discounted using yields on high-quality AA-rated non-callable bonds with cash flows of similar timing where there is a deep market for such bonds. Where we do not believe there is a deep market for such bonds (such as for terms in excess of 10 years in Canada), the cash flows are discounted using a yield curve derived from yields on provincial bonds rated AA or better to which a spread adjustment is added to reflect the additional risk of corporate bonds.

Net actuarial gains or loss incurred during the period for defined benefit plans are closed out to retained earnings at each period-end.

Asset retirement obligations and accrued environmental costs

Asset retirement obligations and accrued environmental costs include:

  reclamation and restoration costs at our potash and phosphate mining operations, including management of materials generated by mining and mineral processing, such as various mine tailings and gypsum;
  land reclamation and revegetation programs;
  decommissioning of underground and surface operating facilities;
  general clean-up activities aimed at returning the areas to an environmentally acceptable condition; and
  post-closure care and maintenance.

We consider the following factors as we estimate our provisions:

  environmental laws and regulations and interpretations by regulatory authorities, including updates on climate change, could change or circumstances affecting our operations could change, either of which could result in significant changes to current plans;
  the nature, extent and timing of current and proposed reclamation and closure techniques in view of present environmental laws and regulations;
  appropriate technical resources, including outside consultants, assist us in developing specific site closure and post-closure plans in accordance with the jurisdiction requirements;
  timing of settlement of the obligations, which is typically correlated with mine life estimates except for certain land reclamation programs; and
  changes in the pre-tax risk-free rate used to discount the expected future cash flows associated with these provisions.

It is reasonably possible that the ultimate costs could change in the future and that changes to these estimates could have a material effect on our consolidated financial statements. We review our estimates for any changes in assumptions at the end of each reporting period.

We recognized contingent liabilities related to our business combinations or acquisitions, which represent additional environmental costs that are present obligations although cash outflows of resources are not probable. These contingent liabilities are subsequently measured at the higher of the amount initially recognized and the amount that would be recognized if the liability becomes probable.

Share capital

Common shares are classified as equity. Incremental costs directly attributable to the issuance of common shares are recognized as a deduction from equity, net of any tax effects. When we repurchase our own common shares, share capital and contributed surplus is reduced by the average carrying value of the shares repurchased. The excess of the purchase price over the average carrying value is recognized as a deduction from retained earnings. If the average carrying value of the shares repurchased is less than the average carrying value of the shares in share capital, the excess is recognized as an addition to share capital. Shares are cancelled upon repurchase.

Climate change

Climate-related risks and opportunities could impact our accounting estimates and judgments including, but not limited to, assessment of our asset useful lives, impairment of other long-lived assets, and asset retirement obligations and accrued environmental costs. There are also ongoing regulatory initiatives that could further impact our accounting estimates and judgments, and we will continue to monitor these developments and their impact on our consolidated financial statements.

Standards, amendments and interpretations effective and applied

The IASB and IFRS Interpretations Committee (“IFRIC”) have issued certain standards and amendments or interpretations to existing standards that were effective, and we have applied.

In 2025, we adopted the following standards, amendments and annual improvements with no material impact on our consolidated financial statements:

  Lack of Exchangeability (Amendments to IAS 21)

Standards, amendments and interpretations not yet effective and not applied

The IASB and IFRIC have issued the following standards, amendments or interpretations to existing standards that were not yet effective and not applied as at December 31, 2025.

The following amendments will be adopted in 2026 and are not expected to have a material impact on our consolidated financial statements:

  Classification and Measurement of Financial Instruments (Amendments to IFRS 9 and IFRS 7), effective January 1, 2026. In May 2024, the IASB issued these amendments to clarify the timing of recognition and derecognition for a financial asset or financial liability, including clarifying that a financial liability is derecognized on the settlement date. In addition to these clarifications, the amendments introduce an accounting policy choice to derecognize financial liabilities settled using an electronic payment system before the settlement date if specific conditions are met.

Based on our adoption work to date, we expect liabilities settled by cheque to be derecognized when the cheque is cleared and settled with the counterpart’s bank, instead of when the cheque is written. This change will affect the timing of derecognition for certain trade and other payables but is not expected to have a material impact on the consolidated financial statements.

The following standard is being reviewed to determine the potential impact on our consolidated financial statements:

  Presentation and Disclosure in Financial Statements (IFRS 18), effective January 1, 2027. In April 2024, the IASB issued IFRS 18, which will replace IAS 1 Presentation of Financial Statements. The new standard will require classification of income and expense into specified categories of operating, investing and financing. The standard will also require defined subtotals, including operating profit, and note disclosure including our management-defined performance measures (“MPMs”). The new standard also provides guidance on aggregation and disaggregation of disclosures.

We will continue to assess the full impact of IFRS 18 and disclose any significant updates as our implementation progresses.